Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of The KingThomason Group, Inc. (the “Company”) on Form 10-Q for the quarter  ended March 31, 2008 (the “Report”), I, Thomas E. King III, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)           The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 16, 2008

/s/ Thomas E. King III
Thomas E. King III
Chairman and Chief Executive Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.